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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                NOVEMBER 4, 1994
                       (Date of Earliest Event Reported)

                           TOWN & COUNTRY CORPORATION
               (Exact name of registrant as specified in charter)

       MASSACHUSETTS                    0-14394                04-2384321
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)

                 25 UNION STREET, CHELSEA, MASSACHUSETTS 02150
          (Address of principal executive offices, including Zip Code)

                                 (617) 884-8500
              (Registrant's telephone number, including area code)

                      The Exhibit Index appears on page 4.
             There are 5 pages in this Report, including exhibits.


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Item 5 -- Other Events

On November 4, 1994, Town & Country Corporation (the "Company") entered into agreements with certain holders of the Company's exchangeable preferred stock, $1.00 par value per share (the "Exchangeable Preferred"), to issue one share of the Company's convertible redeemable preferred stock, $1.00 par value per share (the "Convertible Preferred"), for each share of Exchangeable Preferred which such holders exchanged for shares of common stock of Little Switzerland, Inc. On November 7, 1994, the Company issued a press release with respect to this transaction. The press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7 -- Financial Statements, Pro Forma Financial Information and Exhibits

                                                      Page*
(a)  Financial Statements of Business Acquired   Not Applicable
(b)  Pro Forma Financial Information             Not Applicable
(c)  Exhibits
     99.1 Press release dated November 7, 1994          5

*In sequentially numbered copy.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOWN & COUNTRY CORPORATION
Date: November __ , 1994               By: ____________________________________
                                           Francis X. Correra
                                           Senior Vice President

125194.c1



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                                 EXHIBIT INDEX

Exhibit                                               Page*
      99.1 Press release dated November 7, 1994         5

*In sequentially numbered copy.

125194.c1


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              TOWN & COUNTRY TO ISSUE CONVERTIBLE PREFERRED STOCK
                              IN PRIVATE PLACEMENT

     CHELSEA, Massachusetts, November 7, 1994 -- Town & Country Corporation (AMEX:TNC) reported today that the Company has entered into an agreement to complete a private placement with certain current holders of its Exchangeable Preferred Stock.
     The Exchangeable Preferred Stock currently is exchangeable for shares of common stock of Little Switzerland, Inc. Under the terms of the private placement, Town & Country has offered these holders of the Exchangeable Preferred Stock one share of a new Convertible Preferred Stock for each share of Exchangeable Preferred Stock which they exchange into Little Switzerland stock. Each share of the new Convertible Preferred Stock is convertible into two shares of the Company's Class A Common Stock.
     The Convertible Preferred Stock has not been registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     Town & Country Corporation is an international manufacturer of fine jewelry with facilities in Massachusetts, New York, Texas, Hong Kong, and Bangkok, Thailand. Town & Country has approximately 2,500 employees worldwide, about 1,500 of which are located in Massachusetts at the Company's headquarters in Chelsea and at its Balfour subsidiary in Attleboro.

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